EXCHANGE AGREEMENT

Date:

February __, 2016

Parties:

Viatar:

Viatar CTC Solutions, Inc., a Delaware corporation

116 John Street, Suite 10, Lowell, MA 01852

Investor:

Premises:

Investor wishes to acquire Series B Preferred Stock issued by Viatar in exchange for shares of common stock of ________, and Viatar is willing to make the exchange, on the terms and subject to the conditions herein.

Viatar is conducting a private offering of up to $8,000,000 of shares of Series B Preferred Stock (the “Offering”).

Agreement:

1.

Exchange of Shares.  On the Closing Date Investor shall transfer to Viatar _______ (________) shares of the common stock of _______ (the "____ Shares"). In full consideration for the _____ Shares, on the Closing Date Viatar shall issue and deliver to Investor a certificate for _________ (________) newly issued shares of Series B Preferred Stock of Viatar (the "Series B Shares").

2.

Closing.  The "Closing Date" shall occur as promptly as possible after the execution of this agreement, on a date to be agreed upon by the parties, but no later than February 29, 2016. The Closing Date shall occur only if the following conditions have been satisfied:

a.

Viatar shall have received binding subscriptions and full payment under the Offering for a total of 1,679,696 shares of Series B Preferred Stock at a purchase price of no less than $2.50 per share.

b.

Viatar shall have filed a Certificate of Amendment of its Certificate of Incorporation, in form satisfactory to _____________, which shall modify the rights of the holder of the Series A Preferred Stock to eliminate any right to participate in dividends on the Series B Preferred Stock and subordinate the liquidation preference of the Series A Preferred Stock to that of the Series B Preferred Stock.

c.

The representations and warranties of the Investor will be true and correct in all respects as of the Closing Date.

On the Closing Date Viatar shall send to Investor by overnight courier, a certificate for the Series B Shares.  On the Closing Date, Investor shall send to Viatar, by overnight courier, a certificate for the _____ Shares in name of Viatar.

3.

Registration Rights.

3.1

Registrable Securities. The term "Registrable Securities" means, with respect to the Series B Shares owned by the Investor, the "Conversion Shares" as that term is defined in the Certificate of Designation filed by Viatar with respect to the Series B Preferred Stock. As to any Registrable Securities, such securities will cease to be Registrable Securities when (a) they have been effectively registered under the Securities Act of 1933, as amended (the "1933Act"), (b) they are owned by a holder who failed to cooperate in a Demand Registration that became effective under the 1933 Act, (c) they are or may be freely traded without registration pursuant to Rule 144 under the 1933 Act (or any similar provisions that are then in effect), or (d) they have been otherwise transferred and new certificates for them not bearing a restrictive legend have been issued by Viatar and Viatar shall not have "stop transfer" instructions against them.

3.2

Demand Registration. At any time and from time to time, the holders of record of a majority of the outstanding shares of Series B Preferred Stock may request in writing the registration under the 1933 Act of all of the Registrable Shares then outstanding (a "Demand Registration"). The date on which Viatar receives the demand is identified herein as the "Demand Date". Viatar shall give prompt written notice of the demand to all holders of Series B Preferred Stock that are not parties to the demand, setting forth their obligation to provide information for use in the registration or be excluded from the registration. Viatar shall use its best efforts to cause a registration statement (the "Registration Statement") covering the resale of all Registrable Securities (other than Registrable Securities owned by holders of Series B Shares who fail to provide information required for the Registration Statement) to be declared effective by the SEC on the earlier of (i) 150 days following the Demand Date, (ii) ten (10) days following the receipt of a "No Review" or similar letter from the SEC or (iii) the first business day following the day the SEC determines the Registration Statement eligible to be declared effective (the "Required Effectiveness Date"). Viatar will pay all registration expenses in connection with any Demand Registration.

3.3

Piggy-Back Registration. If at any time after the date hereof Viatar proposes to register any of its securities under the 1933 Act (other than by a registration on Form S-4 or on Form S-8 or any successor form thereto), Viatar will each such time give prompt written notice to all holders of Registrable Securities of its intention to do so and of such holders rights under this Section 3.3. Upon the written request of any holder of Registrable Securities made within ten (10) days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holders and the intended method of disposition thereof), Viatar will include such Registrable Securities in the registration statement which covers the securities which Viatar proposes to register. Viatar will pay all registration expenses in connection with each registration of Registrable Securities requested pursuant to this Section 3.3.

3.4

Priority In Piggy-Back Registrations. Notwithstanding any provision in this Agreement to the contrary, if the managing underwriter of an underwritten offering subject to Section 3.3 shall advise Viatar that the inclusion of Registrable Securities requested to be included in the registration statement would cause an adverse effect on the success of any such offering, based on market conditions or otherwise (an "Adverse Effect"), then Viatar shall be required to include in such registration statement, to the extent of the amount of securities that the managing underwriters advise may be sold without causing such Adverse Effect, (a) (i) first securities proposed by Viatar to be sold for its own account, and (ii) second Registrable Securities and (iii) securities of other selling security holders requested to be included in such registration.

3.5

Registration Procedures. If and whenever Viatar is required to effect the registration of any Registrable Securities under the 1933 Act, Viatar shall, as expeditiously as possible:

(i)

prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities covered by such registration statement until the earlier to occur of twenty-four (24) months after the effective date of the Registration Statement (subject to the right of Viatar to suspend the effectiveness thereof for not more than 10 consecutive trading days or an aggregate of 10 trading days during each year (each a "Black-Out Period")) or such time as all of the securities which are the subject of such registration statement cease to be Registrable Securities.  Viatar must notify the Investor within twenty four (24) hours prior to any Black-Out Period;

(ii)

use its commercially reasonable best efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other U.S. federal or state securities laws or U.S. state blue sky laws as any U.S. holder of Registrable Securities thereof shall reasonably request, to keep such registrations or qualifications in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary to enable such holder of Registrable Securities to consummate the disposition in such jurisdictions of the securities owned by such holder of Registrable Securities, except that Viatar shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (ii) be obligated to be so qualified or to consent to general service of process in any such jurisdiction; and

(iii)

use its commercially reasonable best efforts to list all Registrable Securities covered by such registration statement on any securities exchange on which any of the Registrable Securities are then listed.

4.

Representations and Warranties of Investor. Investor represents and warrants to Viatar, as of the date hereof, and as of the Closing Date, that:

(a) Investor is the record and beneficial owner of the ____Shares, and has good and marketable title to the ____ Shares, with the right and authority to transfer and deliver the ___ Shares to Viatar as provided herein. Upon Closing, Viatar will receive good title to the ____ Shares, free and clear of all liens, security interests, pledges, equities and claims of any kind, voting trusts, shareholder agreements and other encumbrances.

(b) The Series B Shares proposed to be acquired by the Investor hereunder will be acquired for investment for his own account, and not with a view to the resale or distribution of any part thereof, and Investor has no present intention of selling or otherwise distributing the Series B Shares, except in compliance with applicable securities laws.

(c) The Investor understands that the Series B Shares have not been registered under the Securities Act, and, if issued in accordance with the provisions of this Agreement, will be issued by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Investor’s representations as expressed herein.

(d) The Investor understands that the Series B Shares are characterized as “restricted securities” under the Securities Act inasmuch as this Agreement contemplates that, if acquired by the Investor pursuant hereto, the Series B Shares would be acquired in a transaction not involving a public offering.  The Investor further acknowledges that if the Series B Shares are issued to the Investor in accordance with the provisions of this Agreement, such Series B Shares may not be resold without registration under the Securities Act or the existence of an exemption therefrom.

(e) The Investor understands that the Series B Shares will bear the following legend or another legend that is similar to the following:

"THESE SECURITIES AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

(f) The Investor is an accredited investor as defined in Rule 501(a) of Regulation D under the Securities Act

5.

Completion of Offering.  Following the Closing Date, Investor shall use its best efforts to assist Viatar in completing the sale of the remaining shares of Series B Preferred Stock under the Offering by introducing potential investors to Viatar. Viatar will not provide Investor any compensation for its services in connection with such efforts. Viatar will reimburse Investor for any reasonable documented out-of-pocket expenses incurred by Investor in connection with its services under this Section 5.

VIATAR CTC SOLUTIONS INC.

By: _____________________________

 ____________________________

       Ilan Reich, President and CEO